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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 28, 2001
                              --------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                           NETMEASURE TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)


                 Nevada                                    86-0914695
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      (State or other jurisdiction                       (IRS Employer
           of incorporation)                          Identification No.)


                                     0-27675
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                            (Commission File Number)


              370-1122 Mainland Street, Vancouver, British Columbia
                                 Canada V6B 5L1
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               (Address of principal executive offices (zip code))


                                 (604) 669-2255
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              (Registrant's telephone number, including area code)



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                        (Former Name and Former Address)

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ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

SALE OF ASSETS

Re: Offer By Tisai Inc. To Purchase All Assets Of NetMeasure Technology (Canada)
    Inc. (the "Offer")

NetMeasure Technology Inc. ("NetMeasure") wishes to report that Tisai Inc. ("Tisai") will be unable to close the Offer on August 31, 2001. Tisai Inc. has indicated it has not yet been able to secure all the required financing. Tisai also indicated they will be continuing with their efforts and when, and if, they have been able to arrange the required financing, they will make another offer.

Should Tisai make another offer, NetMeasure's Board of Directors has decided a fairness opinion will be sought, providing NetMeasure has the funds to pay for the opinion, and the offer will be subject to a vote of all shareholders.

NetMeasure's Board of Directors and management are continuing to seek and evaluate other options for financing.



EXHIBITS

The following exhibits are filed with or incorporated by reference into this Form 8-K.

Exhibit "99.1"                      Letter from Tisai Inc.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 28, 2001                 NetMeasure Technology, Inc.



                                       By:      /s/ Randy Voldeng
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                                                Randy Voldeng
                                                President